UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2009

ADC Telecommunications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952.938.8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On September 4, 2009 we announced in a report filed on Form 8-K that Ernst & Young, LLP was no longer being retained as the independent registered public accounting firm for the ADC Telecommunications, Inc. Retirement Savings Plan (the "Plan").

We provided Ernst & Young with a copy of the report on Form 8-K. We are now amending the report on the Form 8-K to attach a copy of Ernst & Young's letter to the Securities and Exchange Commission, dated September 11, 2009, as Exhibit 16.1. The letter states Ernst & Young's agreement with the disclosures in the report on Form 8-K relative to their service as the registered independent public accounting firm for the Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Telecommunications, Inc.

September 14, 2009	By:	Steven G. Nemitz

Name: Steven G. Nemitz
Title: Vice President, Controller

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Exhibit Index

Exhibit No.	Description

16.1	Letter From Ernst & Young, LLP dated September 11, 2009